3rd Quarter Fiscal Year 2020 Earnings Call April 30, 2020 Carpenter Technology Corporation Exhibit 99.1

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology's filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2019, Form 10-Q for the quarters ended September 30, 2019 and December 31, 2019 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; and (18) Carpenter Technology’s ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

3rd Quarter Fiscal Year 2020 Tony Thene President and Chief Executive Officer

Safety is Our Highest Value Total Case Incident Rate (TCIR) FY20 YTD

Protecting Our Employees Remains Priority for COVID-19 Response Took immediate actions in line with guidance from health officials: Required remote working where business activities allow for it Hired additional medical professionals with established hotline Restricted visitors and enhanced delivery protocols to restrict site access Banned all business travel except from residence to home plant site Emphasized enhanced personal hygiene, social distancing and cleaning guidelines among onsite employees Designed and implemented Four Pillars of our COVID-19 pandemic response: Rapid Response Team Self-Reporting & Self-Isolation Modularization of Operations Temperature Screening Extensive protocols and work instructions implemented for each area

Strong Performance Driven by Manufacturing and Commercial Execution; Focused on Cost Management and Driving Enhanced Financial Flexibility 3rd Quarter Summary Ability to operate safely under adverse pandemic conditions is a strategic advantage Results driven by focused execution in a challenging environment – EPS of $0.82 Specialty Alloy Operations (SAO) delivered adjusted operating margin of 19.2% Solid sales performance in key end-use markets Aerospace and Defense sales up 7% year-over-year; up 5% sequentially Medical sales up 1% year-over-year; up 10% sequentially Forward demand patterns across most end-use markets being negatively impacted by COVID-19; extent and duration remains uncertain Executing targeted portfolio restructurings and cost reduction initiatives Customer engagement around Vendor Approved Process (VAP) dialogue at Athens remains consistent and additional qualification received in current quarter Solid financial position and strong balance sheet

3rd Quarter End-Use Market Highlights

		Q3-20 Net Sales ex. Surcharge ($M)*		vs. Q3-19	vs. Q2-20	Comments
	Aerospace and Defense	$293.4	59%	+7%	+5%	• Strong shipments in quarter despite 737 MAX slowdown • Reduced near-term demand due to COVID-19 pandemic • Customers focused on firm backlogs as they adjust near-term production
	Medical	$47.7	10%	+1%	+10%	• Long-term procedures growth remains consistent at low to mid single-digits • Delays in elective surgery driving OEM supply chain management • Distribution reducing inventory levels and taking advantage of short lead-times
	Transportation	$27.8	6%	-17%	-9%	• Global light-vehicle demand across all major markets negatively impacted by COVID-19 pandemic • Medium and heavy-duty truck sub-market impacted by cyclical downturn
	Energy	$28.8	6%	-29%	+7%	• Reduced drilling activity in North America following reduction in crude oil prices • International markets largely under pressure • Power generation sub-market activity remains at low levels
	Industrial and Consumer	$67.8	14%	-6%	+6%	• Year-over-year (YoY) performance driven by reduced demand for select industrial and consumer applications • Sequential growth driven by continued strength in semiconductor demand and higher consumer electronics sales

Sales ex-surcharge down 2% year-over-year; up 5% sequentially

CARPENTER TECHNOLOGY

*Excludes sales through Carpenter's Distribution businesses

7

3rd Quarter Financial Overview and Business Update Tim Lain Vice President and Chief Financial Officer

Strong operating income performance despite COVID-19 impact Income Statement Summary * Detailed schedule included in Non-GAAP Schedules in Appendix $ Millions, except pounds and per-share amounts Q3-19 Q2-20 Q3-20 Year-Over-Year Change Sequential Change Pounds ('000) 67918 59298 62138 -5780 2840 Net Sales 609.9 573 585.4 -24.5 12.399999999999977 Net Sales ex. Surcharge Revenue* 503 471.2 495 -8 23.800000000000011 Gross Profit 123.2 112.6 109.5 -13.700000000000003 -3.0999999999999943 22.5 Selling, General and Administrative Expenses 50 55.3 50.8 0.79999999999999716 -4.5 17.600000000000001 Special Items 0 -2.2999999999999998 0 0 2.2999999999999998 Operating Income 73.2 55 58.7 -14.5 3.7000000000000028 Operating Income ex. Special Items* 73.2 57.3 58.7 -14.5 1.4000000000000057 % of Net Sales ex. Surcharge Revenue* 0.14599999999999999 0.122 0.11899999999999999 -2.7 pts -0.3 pts Effective Tax Rate 0.249 0.23200000000000001 0.2 -4.9 pts -3.2 pts Net Income 51.1 38.799999999999997 39.9 -11.200000000000003 1.1000000000000014 Diluted Earnings per Share $1.05 $0.79 $0.82 $-0.23000000000000009 $2.9999999999999916E-2 Adjusted Diluted Earnings per Share* $1.05 $0.83 $0.82 $-0.23000000000000009 $-1.0000000000000009E-2

SAO Segment Summary Q3 Operating Results Q3 Business Results Q4-20 Outlook Short-term impacts from 737 MAX partially mitigated by broad aerospace solutions portfolio Facilities remained operational; COVID-19 impacts late in quarter affected customer shipments and productivity Carpenter Operating Model focused on capturing capacity and productivity gains Headwinds due to COVID-19 and ongoing 737 MAX disruption Inventory and cost management primary focus; adjusting production schedules and implementing furloughs to reflect current environment Operating income down ~50% sequentially from Q3 due primarily to inventory reduction Q3-19 Q2-20 Q3-20 vs Q3-19 vs Q2-20 Pounds ('000) 65296 56564 59052 -6244 2488 Net Sales ($M) 498.3 483 488.1 -10.199999999999989 5.1000000000000227 Sales ex. Surcharge ($M) 393.3 382.5 398.8 5.5 16.300000000000011 Operating Income ($M) 73.599999999999994 76.3 76.400000000000006 2.8000000000000114 0.10000000000000853 % of Net Sales 0.14770218743728675 0.15797101449275361 0.15652530219217373 +0.9 pts -0.1 pts % of Sales ex. Surcharge 0.1871345029239766 0.19947712418300653 0.19157472417251756 +0.5 pts -0.7 pts Q3-19 Q2-20 Q3-20 vs Q3-19 vs Q2-20 Pounds ('000) 2956 3096 2512 -444 -584 Sales ex. Surcharge ($M) 91.4 90.2 80.400000000000006 -11 -9.7999999999999972 Op Inc ex. EID ($M) -0.4 -1.3 -2.8 -2.4 -1.4999999999999998 % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q3-19 90.2 Q3-20 0 vs Q3-19 Op Income Adjusted ($M)* 63.5 #REF! 35.1 -28.4 Diluted EPS Reported $0.56999999999999995 #REF! $-0.03 $-0.6 Diluted EPS Adjusted** $0.56999999999999995 $0.32 $-0.24999999999999994

PEP Segment Summary Q3 Operating Results Q3 Business Results Q4-20 Outlook COVID-19 impacted productivity and shipments late in quarter; facilities remained operational Operating and market demand momentum for Titanium products in Aerospace and Medical Oil & gas business continues to be impacted by decreased activity in North America due to reduced drilling activity Headwinds due to COVID-19 across most markets; furloughs and other cost reduction actions underway Planned exit of downstream oil & gas business as well as idling of two powder facilities Expecting Q4 operating loss of $5.0M - $6.0M * Pounds includes only Dynamet, Carpenter Powder Products and Additive businesses Q3-19 Q2-20 Q3-20 vs Q3-19 vs Q2-20 Pounds* ('000) 3540 3424 3202 -338 -222 Net Sales ($M) 128.69999999999999 106 108.6 -20.099999999999994 2.5999999999999943 Sales ex. Surcharge ($M) 125.9 104.1 107.1 -18.800000000000011 3 Operating Income (Loss) ($M) 16.600000000000001 0.4 -0.3 -16.900000000000002 -0.7 % of Net Sales 0.12898212898212899 .4% -0.3% -13.2 pts -0.7 pts % of Sales ex. Surcharge 0.1318506751389992 .4% -0.3% -13.5 pts -0.7 pts Q3-19 Q2-20 Q3-20 vs Q3-19 vs Q2-20 Pounds ('000) 2956 3096 2512 -444 -584 Sales ex. Surcharge ($M) 91.4 90.2 80.400000000000006 -11 -9.7999999999999972 Op Inc ex. EID ($M) -0.4 -1.3 -2.8 -2.4 -1.4999999999999998 % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q3-19 90.2 Q3-20 0 vs Q3-19 Op Income Adjusted ($M)* 63.5 #REF! 35.1 -28.4 Diluted EPS Reported $0.56999999999999995 #REF! $-0.03 $-0.6 Diluted EPS Adjusted** $0.56999999999999995 $0.32 $-0.24999999999999994

Seasonal inventory build in H1-20, planned inventory reduction in H2-20 underway Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding * Detailed schedule included in Non-GAAP Schedules in Appendix $ Millions FY11 YTD FY19 Q1-20 Q2-20 Q3-20 YTD FY20 Net Income + Non-cash Items 196 227 83 81 80 245 Inventory -116 -168.3 -51 -57 23 -85 Working Capital / Other -16 2 -29 -1 -30 -60 Total Net Working Capital / Other -132 -166 -80 -58 -7 -145 Pension Plan Contributions -4 -2 -1 -1 -5 Net Cash Provided From Operating Activities #REF! 57 1 22 72 95 Purchases of Property, Plant, Equipment and Software -80 -131 -48 -47 -50 -144 Acquisitions of Business, Net of Cash Acquired -79 - - 0 0 Proceeds from Insurance Recovery 11 - - 0 0 Dividends Paid -32 -29 -10 -10 -10 -29 Other 1 1 0 0 0 Free Cash Flow * #REF! (170) -56 -35 13 -78 Cash 21 19 25 30 93 Available Borrowing Under Credit Facility 385 267 316 275 224 Total Liquidity 406 286 341 305 317

Capital Structure Provides Flexibility Total liquidity remains healthy, with plans to provide additional liquidity support via cash generation from working capital Planning to reduce capital expenditures in FY21 with completion of several key strategic growth projects in FY20 Initiated plans to exit underperforming businesses and reduce operating costs No near-term debt maturities or significant pension contributions until FY22 Drawn* Debt Profile Liquidity $317 Additional actions to reduce cost and preserve liquidity available as needed

3rd Quarter Fiscal Year 2020 Closing Comments Tony Thene President and Chief Executive Officer

Near Term Uncertain but Strong Foundation for Sustainable Long Term Participation in practically all major OEM engine/aircraft platforms Strong relationships with key supply chain participants Expansive solutions portfolio across multiple attractive sub-markets Leadership Position in Aerospace and Defense Sales growth consistently ahead of broader industry growth rates Solutions portfolio aligned with industry focus on improving patient outcomes More direct OEM relationships strengthens position and gains increased share High-Value Medical Offerings Strategic Markets Aerospace & Defense Energy Industrial & Consumer Medical Additive Mfg Electric Motors Transportation End-to-end additive manufacturing (AM) platform Soft magnetics investment aligned with increasing electrification Solutions for expanding Electric Vehicle (EV) market using proprietary alloys Critical Emerging Technologies

Strategic Emphasis Centered on Employee Safety and Actively Managing Operations; Supply Chain Position and Long-Term Sustainable Growth Profile Remain Intact Closing Comments Primary focus placed on safeguarding of employees, facilities and customers Strong commercial and manufacturing execution in third quarter despite difficult operating environment Ability to manage through extreme market downturn due to: Impressive manufacturing footprint Highly specialized and unique products focused on innovation solutions Intimate customer relationships Strong balance sheet Multiple cash generation / cost reduction actions available Leading position in Aerospace and Defense and high value Medical offerings account for approximately 70% of sales Exit of Amega West business reduces our presence in volatile Energy market to approximately 3% of sales Investment in critical emerging technologies such as additive manufacturing and soft magnetics will provide incremental growth opportunities over core business

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) Adjusted Diluted Earnings Per Share $ Millions except per share amounts Q3-19 Q2-20 Q3-20 FY17 Diluted Earnings per Share $1.05 $0.79 $0.82 47 Net Income 51.1 38.799999999999997 39.9 $0.99 Special Items: Restructuring charges 0 1.8 0 0 Special Items 0 1.8 0 0 Net Income Excluding Special Items 51.1 40.599999999999994 39.9 47 Adjusted Diluted Earnings per Share $1.05 $0.83 $0.82 $1.08 Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

Non-GAAP Schedules (Unaudited) Adjusted Operating Margin Excluding Surcharge Revenue and Special Items $ Millions Q3-19 Q2-20 Q3-20 Net sales 609.9 573 585.4 Less: surcharge revenue 106.9 101.8 90.4 Net Sales Excluding Surcharge Revenue 503 471.2 495 Operating Income 73.2 55 58.7 Special Items: Restructuring charges 0 2.2999999999999998 0 Special Items 0 2.2999999999999998 0 Operating Income Excluding Special Items 73.2 57.3 58.7 0.12001967535661585 9.6% 0.10027331738981894 0.14552683896620278 0.1216044142614601 0.11858585858585859 Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

Non-GAAP Schedules (Unaudited) Free Cash Flow $ Millions Q3-19 Q3-17 Q2-20 Q3-20 YTD FY19 YTD FY20 Net cash provided from operating activities 10 61.3 21.8 72.3 57.2 94.9 Purchases of property, plant, equipment and software -49 -18 -46.7 -49.7 -,130.69999999999999 -,144 Proceeds from disposals of property and equipment and assets held for sale 0.2 0 0.1 0.1 0.3 0.3 Proceeds from insurance recovery 11.4 0 0 11.4 0 Acquisition of business, net of cash acquired 0 -35.299999999999997 0 0 -79 0 Dividends paid -9.6 -8.6 -9.6999999999999993 -9.6999999999999993 -28.9 -29.1 Free Cash Flow -37 5.6999999999999975 -34.5 12.999999999999996 -,169.7 -77.900000000000006 Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses.